                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           _________________________


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 4, 1998



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)


         Delaware                       0-16102                59-2840783
     (State or Other                  Commission           (I.R.S. Employer
     Jurisdiction of                  File Number           Identification
     Incorporation)                                             Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

     On September 4, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Kimmins Recycling, Corp. ("Kimmins") pursuant to the terms of a Stock Purchase Agreement (the "Agreement") dated July 17, 1998, as amended August 31, 1998. The Agreement between the Registrant and Transcor Waste Services, Inc. ("Transcor" or "Seller") provided for the acquisition of all of the outstanding shares of stock of Kimmins, a wholly owned subsidiary of Transcor. The Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement and the supplemental agreement, which are filed herewith as Exhibits 10.1 and 10.2, respectively.

     At closing under the Stock Purchase Agreement, Registrant purchased all of the outstanding stock of Kimmins for total consideration of approximately $57.8 million funded from working capital and borrowings under the Registrant's revolving credit facility. The acquisition is accounted for using the "purchase" method of accounting.

    Kimmins is an integrated waste collection company servicing residential and commercial customers. The acquired assets include collection vehicles, containers, permits and real estate used in the operation of the hauling operations. The Registrant intends to continue to operate the business owned by Kimmins. Substantially, all liabilities were assumed by the Registrant.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.
         -----------------------------------

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

      It is impracticable to provide the required financial statements of Kimmins Recycling, Corp. at the time of the filing of this report. The required financial statements of Kimmins Recycling, Corp. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(B)   PRO FORMA FINANCIAL INFORMATION

      It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(C)   EXHIBITS

10.1 Stock Purchase Agreement made as of July 17, 1998, by and between Transcor Waste Services, Inc. and Eastern Environmental Services, Inc.

10.2 Amendment dated August 31, 1998 to Stock Purchase Agreement dated July 17, 1998, by and between Transcor Waste Services, Inc. and Eastern Environmental Services, Inc.


________________________________________________________________________________

               SIGNATURE
               ---------

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eastern Environmental Services, Inc.

Date: September 11, 1998                By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                               Gregory M. Krzemien,
                                               Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
 No.            Description
----            -----------

10.1 Stock Purchase Agreement made as of July 17, 1998, by and between Transcor Waste Services, Inc. and Eastern Environmental Services, Inc.

10.2 Amendment dated August 31, 1998 to Stock Purchase Agreement dated July 17, 1998, by and between Transcor Waste Services, Inc. and Eastern Environmental Services, Inc.